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                                 EXHIBIT 23(A)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-53969.





                                                             Arthur Andersen LLP



Atlanta, Georgia
June 26, 1996